Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 229,999,982.20
Previously Paid Amount	0.00
Total Fee Amount	31,763
Total Offset Amount	0.00
Net Fee	$ 31,763